SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2014

TRUE DRINKS HOLDINGS, INC.
(Exact name of Registrant as specified in its Charter)

Nevada	001-32420	84-1575085
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

18552 MacArthur Blvd., Suite 325, Irvine, California 92612
(Address of principal executive offices)

(949) 203-3500
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

See Item 2.03.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On September 12, 2014, True Drinks Holdings, Inc. (the “Company”) issued a secured promissory note in the principal amount of $200,000 to Scot Cohen, a member of the Company’s Board of Directors (the “Secured Note”). The Secured Note accrues interest at a rate of 12% per annum and is secured by an interest in substantially all of the Company’s assets. The Secured Note was initially set to mature on September 27, 2014, which maturity date was subsequently extended to October 31, 2014. As consideration for the extension of the maturity date of the Secured Note, the Company agreed to pay to Mr. Cohen a weekly lender’s fee of $2,000 beginning on September 26, 2014, payable either in cash or that number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), equal to 85% of the three-day trading volume weighted average price of the Company’s Common Stock prior to the applicable payment date.

In addition to the Secured Note, between September 18, 2014 and September 29, 2014, the Company issued secured promissory notes to certain accredited investors (the “Notes”) in the aggregate principal amount of $630,000, which Notes accrue interest at a rate of 12% per annum, mature one-year from the date of issuance and are secured by an interest in substantially all of the Company’s assets. In the event the Company elects to satisfy any of the Notes in a manner other than repayment in cash, the holder thereof will receive a lender’s fee equal to 10% of the original principal amount of the Note.

The Secured Note and the Notes were offered and sold in transactions exempt from registration under the Securities Act of 1933, as amended (“Securities Act”), in reliance on Section 4(2) thereof and Rule 506 of Regulation D thereunder. Each of the investors represented that it was an "accredited investor" as defined in Regulation D. The proceeds from the sale of the Secured Note and the Notes are expected to be used for general corporate purposes.

The foregoing descriptions of the Secured Note and the Notes do not purport to be complete, and are qualified in their entirety by reference to the full text of the Secured Note and form or Note attached hereto as Exhibits 10.1 and 10.2, respectively, each of which are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUE DRINKS HOLDINGS, INC.

Date: October 2, 2014	By:	/s/ Daniel Kerker
Daniel Kerker
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Secured Promissory Note issued on September 12, 2014 by True Drinks Holdings, Inc. to Scot Cohen
10.2	Form of Secured Promissory Note